EXHIBIT 32.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Steven D. Shackelford, the Chief Financial Officer of CNL Restaurant Properties, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


DATED this 12th day of March 2004.



                                          /s/ Steven D. Shackelford
                                          ---------------------------
                                          Steven D. Shackelford
                                          Chief Financial Officer


                                          A  signed  original  of  this  written
                                          statement  required by Section 906 has
                                          been  provided to the Company and will
                                          be   retained   by  the   Company  and
                                          furnished   to  the   Securities   and
                                          Exchange  Commission or its staff upon
                                          request.